EXHIBIT 10.24

                             FUNDS ESCROW AGREEMENT

     This Agreement (this "Agreement") is dated as of the 30th the day of June 2005 among WINDSWEPT ENVIRONMENTAL GROUP, INC., a Delaware corporation (the "COMPANY"), Laurus Master Fund, Ltd. (the "PURCHASER"), and Loeb & Loeb LLP (the "ESCROW AGENT"):

                              W I T N E S S E T H:
                              - - - - - - - - - -

     WHEREAS, the Purchaser has advised the Escrow Agent that (a) the Company and the Purchaser have entered into a Securities Purchase Agreement (the "SECURITIES PURCHASE AGREEMENT") for the sale by the Company to the Purchaser of a secured convertible term note (the "TERM NOTE"), (b) the Company has issued to the Purchaser an common stock purchase option (the "OPTION") in connection with the issuance of the Term Note, (c) the Company has issued to the Purchaser a common stock purchase warrant (the "WARRANT") in connection with the issuance of the Term Note, and (d) the Company and the Purchaser have entered into a Registration Rights Agreement covering the registration of the Company's common stock underlying the Term Note, the Option and the Warrant (the "REGISTRATION RIGHTS AGREEMENT");

     WHEREAS, the Company and the Purchaser wish the Purchaser to deliver to the Escrow Agent copies of the Documents (as hereafter defined) and the Escrowed Payment (as hereafter defined) to be held and released by Escrow Agent in accordance with the terms and conditions of this Agreement; and

     WHEREAS, the Escrow Agent is willing to serve as escrow agent pursuant to the terms and conditions of this Agreement;

     NOW THEREFORE, the parties agree as follows:

                                   ARTICLE I

                                 INTERPRETATION

     1.1. Definitions. Whenever used in this Agreement, the following terms shall have the meanings set forth below.

          (a) "Agreement" means this Agreement, as amended, modified and/or supplemented from time to time by written agreement among the parties hereto.

          (b) "Closing Payment" means the closing payment to be paid to Laurus Capital Management, LLC, the fund manager, and "Transaction Fee" means the transaction fee to be paid to Purchaser pursuant to 2(c) of the Securities Purchase Agreement, each as set forth on Schedule A hereto.

          (c) "Disbursement Letter" means that certain letter delivered to the Escrow Agent by each of the Purchaser and the Company setting forth wire instructions and amounts to be funded at the Closing.

          (d)  "Documents"   means   copies  of  the  Disbursement  Letter,  the
Securities Purchase Agreement, the Term Note, the Option, the Warrant and the Registration Rights Agreement.

          (e) "Escrowed Payment" means $ 5,000,000.

     1.2. Entire Agreement. This Agreement constitutes the entire agreement among the parties hereto with respect to the matters contained herein and supersedes all prior agreements, understandings, negotiations and discussions of the parties, whether oral or written. There are no warranties, representations and other agreements made by the parties in connection with the subject matter hereof except as specifically set forth in this Agreement.

     1.3. Extended Meanings. In this Agreement words importing the singular number include the plural and vice versa; words importing the masculine gender include the feminine and neuter genders. The word "person" includes an individual, body corporate, partnership, trustee or trust or unincorporated association, executor, administrator or legal representative.

     1.4. Waivers and Amendments. This Agreement may be amended, modified, superseded, cancelled, renewed or extended, and the terms and conditions hereof may be waived, in each case only by a written instrument signed by all parties hereto, or, in the case of a waiver, by the party waiving compliance. Except as expressly stated herein, no delay on the part of any party in exercising any right, power or privilege hereunder shall operate as a waiver thereof, nor shall any waiver on the part of any party of any right, power or privilege hereunder preclude any other or future exercise of any other right, power or privilege hereunder.

     1.5. Headings. The division of this Agreement into articles, sections, subsections and paragraphs and the insertion of headings are for convenience of reference only and shall not affect the construction or interpretation of this Agreement.

     1.6. Law Governing this Agreement; Consent to Jurisdiction. THIS AGREEMENT SHALL BE GOVERNED BY AND CONSTRUED IN ACCORDANCE WITH THE LAWS OF THE STATE OF NEW YORK WITHOUT REGARD TO PRINCIPLES OF CONFLICTS OF LAWS. With respect to any suit, action or proceeding relating to this Agreement or to the transactions contemplated hereby ("Proceedings"), each party hereto irrevocably submits to the exclusive jurisdiction of the courts of the County of New York, State of New York and the United States District court located in the county of New York in the State of New York. Each party hereto hereby irrevocably and unconditionally
(a) waives trial by jury in any Proceeding relating to this Agreement and for any related counterclaim and (b) waives any objection which it may have at any time to the laying of venue of any Proceeding brought in any such court, waives any claim that such Proceedings have been brought in an inconvenient forum and further waives the right to object, with respect to such Proceedings, that such court does not have jurisdiction over such party. As between the Company and the Purchaser, the prevailing party shall be entitled to recover from the other party its reasonable attorneys' fees and costs. In the event that any provision of this Agreement is determined by a court of competent jurisdiction to be invalid or unenforceable, then the remainder of this Agreement shall not be affected and shall remain in full force and effect.

     1.7. Construction. Each party acknowledges that its legal counsel participated in the preparation of this Agreement and, therefore, stipulates that the rule of construction that ambiguities are to be resolved against the drafting party shall not be applied in the interpretation of this Agreement to favor any party against the other.

                                   ARTICLE II

                APPOINTMENT OF AND DELIVERIES TO THE ESCROW AGENT

     2.1. Appointment. The Company and the Purchaser hereby irrevocably designate and appoint the Escrow Agent as their escrow agent for the purposes set forth herein, and the Escrow Agent by its execution and delivery of this Agreement hereby accepts such appointment under the terms and conditions set forth herein.

     2.2. Copies of Documents to Escrow Agent. On or about the date hereof, the Purchaser shall deliver to the Escrow Agent copies of the Documents executed by the Company to the extent it is a party thereto.

     2.3. Delivery of Escrowed Payment to Escrow Agent. On or about the date hereof, the Purchaser shall deliver to the Escrow Agent the Escrowed Payment.

     2.4. Intention to Create Escrow Over the Escrowed Payment. The Purchaser and the Company intend that the Escrowed Payment shall be held in escrow by the Escrow Agent and released from escrow by the Escrow Agent only in accordance with the terms and conditions of this Agreement.

                                  ARTICLE III

                                RELEASE OF ESCROW

     3.1. Release of Escrow. Subject to the provisions of Section 4.2, the Escrow Agent shall release the Escrowed Payment from escrow as follows:

           (a) Promptly following receipt by the Escrow Agent of (i) copies of the fully executed Documents and this Agreement, (ii) the Escrowed Payment in immediately available funds, (iii) joint written instructions ("JOINT INSTRUCTIONS") executed by the Company and the Purchaser setting forth the payment direction instructions with respect to the Escrowed Payment and (iv) Escrow Agent's verbal instructions from David Grin and/or Eugene Grin (each of whom is a director of the Purchaser) indicating that all closing conditions relating to the Documents have been
satisfied   and   directing   that  the  Escrowed  Payment  be  disbursed by the
Escrow Agent in accordance with the Joint Instructions, then the Escrowed Payment shall be deemed released from escrow and shall be promptly disbursed in accordance with the Joint Instructions. The Joint Instructions shall include, without limitation, Escrow Agent's authorization to retain from the Escrowed Payment Escrow Agent's fee for acting as Escrow Agent hereunder and the Closing Payment for delivery to Laurus Capital Management, LLC in accordance with the Joint Instructions.

           (b) Upon receipt by the Escrow Agent of a final and non-appealable judgment, order, decree or award of a court of competent jurisdiction (a "COURT ORDER") relating to the Escrowed Payment, the Escrow Agent shall remit the Escrowed Payment in accordance with the Court Order. Any Court Order shall be accompanied by an opinion of counsel for the party presenting the Court Order to the Escrow Agent (which opinion shall be satisfactory to the Escrow Agent) to the effect that the court issuing the Court Order is a court of competent jurisdiction and that the Court Order is final and non-appealable.

     3.2. Acknowledgement of Company and Purchaser; Disputes. The Company and the Purchaser acknowledge that the only terms and conditions upon which the Escrowed Payment are to be released from escrow are as set forth in Sections 3 and 4 of this Agreement. The Company and the Purchaser reaffirm their agreement to abide by the terms and conditions of this Agreement with respect to the release of the Escrowed Payment. Any dispute with respect to the release of the Escrowed Payment shall be resolved pursuant to Section 4.2 or by written agreement between the Company and Purchaser.

                                   ARTICLE IV

                           CONCERNING THE ESCROW AGENT

     4.1. Duties and Responsibilities of the Escrow Agent. The Escrow Agent's duties and responsibilities shall be subject to the following terms and conditions:

          (a) The Purchaser and the Company acknowledge and agree that the Escrow Agent (i) shall not be required to inquire into whether the Purchaser, the Company or any other party is entitled to receipt of any Document or all or any portion of the Escrowed Payment; (ii) shall not be called upon to construe or review any Document or any other document, instrument or agreement entered into in connection therewith; (iii) shall be obligated only for the performance of such duties as are specifically assumed by the Escrow Agent pursuant to this Agreement; (iv) may rely on and shall be protected in acting or refraining from acting upon any written notice, instruction, instrument, statement, request or document furnished to it hereunder and believed by the Escrow Agent in good faith to be genuine and to have been signed or presented by the proper person or party, without being required to determine the authenticity or correctness of any fact stated therein or the propriety or validity or the service thereof; (v) may assume that any person purporting to give notice or make any statement or execute any document in connection with the provisions hereof has been duly authorized to do so; (vi) shall not be responsible for the identity, authority or rights of any person, firm or company executing or delivering or purporting to execute or deliver this Agreement or any Document or any funds deposited hereunder or any endorsement thereon or assignment thereof; (vii) shall not be under any duty to give the property held by Escrow Agent hereunder any greater degree of care than Escrow Agent gives its own similar property; and (viii) may consult counsel satisfactory to Escrow Agent (including, without limitation, Loeb & Loeb, LLP or such other counsel of Escrow Agent's choosing), the opinion of such counsel to be full and complete authorization and protection in respect of any action taken, suffered or omitted by Escrow Agent hereunder in good faith and in accordance with the opinion of such counsel.

          (b) The Purchaser and the Company acknowledge that the Escrow Agent is acting solely as a stakeholder at their request and that the Escrow Agent shall not be liable for any action taken by Escrow Agent in good faith and believed by Escrow Agent to be authorized or within the rights or powers conferred upon Escrow Agent by this Agreement. The Purchaser and the Company hereby, jointly and severally, indemnify and hold harmless the Escrow Agent and any of Escrow Agent's partners, employees, agents and representatives from and against any and all actions taken or omitted to be taken by Escrow Agent or any of them hereunder and any and all claims, losses, liabilities, costs, damages and expenses suffered and/or incurred by the Escrow Agent arising in any manner whatsoever out of the transactions contemplated by this Agreement and/or any transaction related in any way hereto, including the fees of outside counsel and other costs and expenses of defending itself against any claims, losses, liabilities, costs, damages and expenses arising in any manner whatsoever out the transactions contemplated by this Agreement and/or any transaction related in any way hereto, except for such claims, losses, liabilities, costs, damages and expenses incurred by reason of the Escrow Agent's gross negligence or willful misconduct. The Escrow Agent shall owe a duty only to the Purchaser and the Company under this Agreement and to no other person.

         (c) The Purchaser and the Company shall jointly and severally reimburse the Escrow Agent for its reasonable out-of-pocket expenses (including counsel fees (which counsel may be Loeb & Loeb LLP or such other counsel of the Escrow Agent's choosing) incurred in connection with the performance of its duties and responsibilities hereunder, which shall not (subject to Section 4.1(b)) exceed $2,000.

         (d) The Escrow Agent may at any time resign as Escrow Agent hereunder by giving five (5) business days prior written notice of resignation to the Purchaser and the Company. Prior to the effective date of resignation as specified in such notice, the Purchaser and Company will issue to the Escrow Agent a Joint Instruction authorizing delivery of the Documents and the Escrowed Payment to a substitute Escrow Agent selected by the Purchaser and the Company. If no successor Escrow Agent is named by the Purchaser and the Company, the Escrow Agent may apply to a court of competent jurisdiction in the State of New York for appointment of a successor Escrow Agent, and deposit the Documents and the Escrowed Payment with the clerk of any such court and/or otherwise commence an interpleader or similar action for a determination of where to deposit the same.

         (e) The Escrow Agent does not have and  will  not  have any interest in
the   Documents  and  the  Escrowed  Payment,  but  is  serving  only  as escrow agent, having only possession thereof.

         (f) The Escrow Agent shall not be liable for any action taken or omitted by it in good faith and reasonably believed by it to be authorized hereby or within the rights or powers conferred upon it hereunder, nor for action taken or omitted by it in good faith, and in accordance with advice of counsel (which counsel may be Loeb & Loeb, LLP or such other counsel of the Escrow Agent's choosing), and shall not be liable for any mistake of fact or error of judgment or for any acts or omissions of any kind except to the extent any such liability arose from its own willful misconduct or gross negligence.

         (g) This Agreement sets forth exclusively the duties of the Escrow Agent with respect to any and all matters pertinent thereto and no implied duties or obligations shall be read into this Agreement.

         (h) The Escrow Agent shall be permitted to act as counsel for the Purchaser or the Company, as the case may be, in any dispute as to the disposition of the Documents and the Escrowed Payment, in any other dispute between the Purchaser and the Company, whether or not the Escrow Agent is then holding the Documents and/or the Escrowed Payment and continues to act as the Escrow Agent hereunder.

         (i) The provisions of this Section 4.1 shall survive the resignation of the Escrow Agent or the termination of this Agreement.

     4.2. Dispute Resolution; Judgments. Resolution of disputes arising under this Agreement shall be subject to the following terms and conditions:

         (a) If any dispute shall arise with respect to the delivery, ownership, right of possession or disposition of the Documents and/or the Escrowed Payment, or if the Escrow Agent shall in good faith be uncertain as to its duties or rights hereunder, the Escrow Agent shall be authorized, without liability to anyone, to (i) refrain from taking any action other than to continue to hold the Documents and the Escrowed Payment pending receipt of a Joint Instruction from the Purchaser and the Company, (ii) commence an interpleader or similar action, suit or proceeding for the resolution of any such dispute; and/or (iii) deposit the Documents and the Escrowed Payment with any court of competent jurisdiction in the State of New York, in which event the Escrow Agent shall give written notice thereof to the Purchaser and the Company and shall thereupon be relieved and discharged from all further obligations pursuant to this Agreement. The Escrow Agent may, but shall be under no duty to, institute or defend any legal proceedings which relate to the Documents and the Escrowed Payment. The Escrow Agent shall have the right to retain counsel if it becomes involved in any disagreement, dispute or litigation on account of this Agreement or otherwise determines that it is necessary to consult counsel which such counsel may be Loeb & Loeb LLP or such other counsel of the Escrow Agent's choosing.

         (b) The Escrow Agent is hereby expressly authorized to comply with and obey any Court Order. In case the Escrow Agent obeys or complies with a Court Order, the Escrow Agent shall not be liable to the Purchaser and the Company or to any other person, firm, company or entity by reason of such compliance.

                                   ARTICLE V

                                 GENERAL MATTERS

     5.1. Termination. This escrow shall terminate upon disbursement of the Escrowed Payment in accordance with the terms of this Agreement or earlier upon the agreement in writing of the Purchaser and the Company or resignation of the Escrow Agent in accordance with the terms hereof.

     5.2. Notices. All notices, requests, demands and other communications required or permitted hereunder shall be in writing and shall be deemed to have been duly given one (1) day after being sent by telecopy (with copy delivered by overnight courier, regular or certified mail):

(a) If to the Company, to:         Windswept Environmental Group, Inc.
                                   100 Sweeneydale Avenue
                                   Bay Shore, New York 11706
                                   Attention: Chief Executive Officer
                                   Facsimile:  631-435-4337



             With a copy to:       Davidoff Malito & Hutcher LLP
                                   200 Garden City Plaza, Suite 315
                                   Garden City, New York 11530
                                   Attention: Neil M. Kaufman, Esq.
                                   Facsimile: 516-248-6422

(b) If to the Purchaser, to:

                                   LAURUS MASTER FUND, LTD.
                                   M&C Corporate Services Limited, P.O. Box 309
                                   GT, Ugland House, South Church Street, George Town, Grand Cayman, Cayman Islands, Fax: 345-949-8080

(c) If to the Escrow Agent, to:

                                   Loeb & Loeb LLP
                                   345 Park Avenue
                                   New York, New York 10154
                                   Fax:  (212) 407-4990
                                   Attention:  Scott J. Giordano, Esq.

or to such other address as any of them shall give to the others by notice made pursuant to this Section 5.2.

     5.3. Interest. The Escrowed Payment shall not be held in an interest bearing account nor will interest be payable in connection therewith.

     5.4. Assignment; Binding Agreement. Neither this Agreement nor any right or obligation hereunder shall be assignable by any party without the prior written consent of the other parties hereto. This Agreement shall inure to the benefit of and be binding upon the parties hereto and their respective legal representatives, successors and assigns.

     5.5. Invalidity. In the event that any one or more of the provisions contained herein, or the application thereof in any circumstance, is held invalid, illegal, or unenforceable in any respect for any reason, the validity, legality and enforceability of any such provision in every other respect and of the remaining provisions contained herein shall not be in any way impaired thereby, it being intended that all of the rights and privileges of the parties hereto shall be enforceable to the fullest extent permitted by law.

     5.6. Counterparts/Execution. This Agreement may be executed in any number of counterparts and by different signatories hereto on separate counterparts, each of which, when so executed, shall be deemed an original, but all such counterparts shall constitute but one and the same agreement. This Agreement may be executed by facsimile transmission.

     IN WITNESS WHEREOF, the parties hereto have executed this Agreement as of the date and year first above written.

                                    COMPANY:

                                    WINDSWEPT ENVIRONMENTAL GROUP, INC.

                                    By:  /s/ Michael O'Reilly
                                        ---------------------------------------
                                    Name:  Michael O'Reilly
                                    Title: President

                                    PURCHASER:

                                    LAURUS MASTER FUND, LTD.
                                    By:   /s/ David Grin
                                        ---------------------------------------
                                    Name:  David Grin
                                    Title: Director

                                    ESCROW AGENT:

                                    LOEB & LOEB LLP

                                    By:   /s/ Scott Giordano
                                       ----------------------------------------
                                    Name:  Scott Giordano
                                    Title: Partner

                      SCHEDULE A TO FUNDS ESCROW AGREEMENT
                      ------------------------------------

-----------------------------------------------      ------------------------------------------------------
PURCHASER                                            PRINCIPAL NOTE AMOUNT
-----------------------------------------------      ------------------------------------------------------
LAURUS MASTER FUND, LTD.,                            Term Note in an aggregate principal amount
M&C Corporate Services Limited, P.O. Box 309         of $5,000,000
GT, Ugland House, South Church Street, George
Town, Grand Cayman, Cayman Islands, Fax:
345-949-8080
-----------------------------------------------      ------------------------------------------------------
TOTAL                                                $5,000,000
-----------------------------------------------      ------------------------------------------------------



-----------------------------------------------      ------------------------------------------------------
FUND MANAGER                                         CLOSING PAYMENT
-----------------------------------------------      ------------------------------------------------------
LAURUS CAPITAL MANAGEMENT, L.L.C.                    Closing payment payable in connection with
825 Third Avenue, 14th Floor                         investment by Laurus Master Fund, Ltd. for which
New York, New York 10022                             Laurus Capital Management, L.L.C. is the Manager.
Fax: 212-541-4434
-----------------------------------------------      ------------------------------------------------------
TOTAL                                                $126,750
-----------------------------------------------      ------------------------------------------------------



-----------------------------------------------      ------------------------------------------------------
LAURUS MASTER FUND, LTD.                             TRANSACTION FEE
-----------------------------------------------      ------------------------------------------------------
LAURUS MASTER FUND, LTD.                             Transaction Fee payable in connection with
C/o Laurus Capital Management, LLC                   investment by Laurus Master Fund, Ltd.
825 Third Avenue, 14th Floor
New York, New York 10022
Fax: 212-541-4434
-----------------------------------------------      ------------------------------------------------------
TOTAL                                                $1,750,000
-----------------------------------------------      ------------------------------------------------------



-----------------------------------------------      ------------------------------------------------------
OPTION RECIPIENT                                     OPTION IN CONNECTION WITH OFFERING
-----------------------------------------------      ------------------------------------------------------
LAURUS MASTER FUND, LTD.                             Option execisable into 30,395,179 shares of common M&C
Corporate Services Limited, P.O. Box 309             stock of the Company issuable in connection
GT, Ugland House, South Church Street, George        with the Term Note.
Town, Grand Cayman, Cayman Islands, Fax:
345-949-8080
Fax: 345-949-9877
-----------------------------------------------      ------------------------------------------------------
TOTAL                                                OPTION  EXERCISABLE INTO 30,395,179  SHARES OF COMMON
                                                     STOCK OF THE COMPANY
-----------------------------------------------      ------------------------------------------------------



-----------------------------------------------      ------------------------------------------------------
WARRANT RECIPIENT                                    WARRANTS IN CONNECTION WITH OFFERING
-----------------------------------------------      ------------------------------------------------------
LAURUS MASTER FUND, LTD.                             Warrants execisable into 13,750,000 shares of common
M&C Corporate Services Limited, P.O. Box 309         stock of the Company issuable in connection with the
GT, Ugland House, South Church Street, George


                                       10




Town, Grand Cayman, Cayman Islands, Fax:
345-949-8080
Fax: 345-949-9877
-----------------------------------------------      ------------------------------------------------------
TOTAL                                                WARRANTS   EXERCISABLE  INTO  13,750,000   SHARES  OF
                                                     COMMON STOCK OF THE COMPANY
-----------------------------------------------      ------------------------------------------------------



                                       11